Dreyfus
Variable
Investment Fund,
Managed Assets
Portfolio
Semi-Annual
Report

June 30, 1997

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Management of Dreyfus Variable Investment Fund -- Managed Assets Portfolio was transferred on January 1, 1997 to Timothy M. Ghriskey, who also manages a number of other equity funds for The Dreyfus Corporation. It is a pleasure for me to introduce Tim Ghriskey to shareholders in this Portfolio.

   Tim joined the investment staff of The Dreyfus Corporation in the summer of 1995 as a Senior Equity Portfolio Manager. Before joining Dreyfus, he spent ten years with Loomis, Sayles & Company as both an equity and a balanced portfolio manager. At his prior firm, Tim was an Associate Managing Partner and a member of the Investment Policy Committee and the Planning Committee. He began his investment career as an equity analyst following a number of industries, including beverage, tobacco, leisure, entertainment, home products, cosmetics, metals and mining.

   Tim is a graduate of Trinity College and received his M.B.A. from the Darden School at the University of Virginia. He is a Chartered Financial Analyst and a Chartered Investment Counselor.

   We have great confidence in Tim's ability to manage your Portfolio.


                                                     Sincerely,



                                                     Stephen E. Canter
                                                     Chief Investment Officer
                                                     The Dreyfus Corporation

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   This letter is our first to you, as Dreyfus assumed day-to-day portfolio management of the Dreyfus Variable Investment Fund -- Managed Assets Portfolio as of January 1, 1997.

   We are pleased to provide you with this semi-annual report for the six-month reporting period ended June 30, 1997. Over this period, your Portfolio produced a total return of 20.47%, based upon net asset value per share,* compared to a total return of 20.60% for the Standard & Poor's 500 Composite Stock Price over the same period.** The Standard & Poor's 500 Index is weighted toward the largest publicly traded companies, and these investments have experienced significant appreciation during this period. The Portfolio did not attempt to replicate this index, believing that there was better value elsewhere.

   The Portfolio is at its heart dedicated to investment flexibility. In a positive investment environment, the Portfolio favors value-oriented equity securities with a contrarian emphasis. Contrarians do not follow the investment herd, but instead attempt to identify new investment trends which others will subsequently follow. In a negative investment environment, the Portfolio has the flexibility to raise cash, sell stocks short, invest in fixed income securities, own gold stocks, and use other investment techniques designed to protect capital, and hopefully profit, even when the overall stock market may be weak.

Value Investing

   While there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies historically to have resulted in superior and more consistent long-term investment returns. Why? Value investors are frugal. We want to buy growing companies, but we do not want to pay much for them.

   As value investors, we believe that in the investment world inexpensive is better than expensive. By definition, securities with low valuations should have more potential for an increase in this valuation than securities with high valuations. In fact, securities priced at a valuation discount to the average market valuation historically have tended to move toward higher valuations over time and, therefore, have what we believe is a built-in advantage for long-term price appreciation. Of course, this assumes sound business fundamentals. Investors tend to have low expectations for securities with low valuations, and these low expectations tend to be more easily met than for securities with high expectations. Further, investors and analysts often extrapolate or project past growth into the future which tends to result in excessive pessimism about low valuation stocks. More often than not, we believe the opposite growth pattern occurs, relative to these expectations, with low valuation stocks growing more rapidly than expected. Finally, when a stock with a low valuation is unfortunately greeted with bad news and its price corrects, we believe that it is already relatively inexpensive and simply should not have far to fall in value.

   Investing in value stocks is somewhat counter to human nature, a decided advantage. A successful value investor does not follow the herd of other investors, does not blindly accept widely distributed recommendations from brokerage firms, and does not just buy glamorous investment stories which almost everyone else already knows. A successful value investor is more proactive than reactive, and takes advantage of other investors' overreaction to events. Among the numerous reasons that value stocks may appreciate in price are lower expectations, more thorough analysis of actual reported data instead of forecasts, typically higher dividends, often more stock repurchases by the companies, and the potential for takeovers and asset restructuring. Because of its focus on securities with low valuations, value investing should, we believe, result in steady investment gains and not wildly volatile swings in investment performance. In this sense, we believe it is designed to be a lower risk, more conservative style of equity investing.

Investment Process

   Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. We only want to own securities which our fine team of analysts know and follow closely through regular management interviews and company visits.

   Using the work of our analysts as a starting point, we screen the universe of stocks by computer according to two principal methods. First, we screen for high projected earnings yield (the inverse of the price-earnings ratio) on earnings for the next 12 months. We look for securities with an earnings yield which is competitive with risk-free investments, such as U.S. Treasuries. Otherwise, we would rather own the risk-free security. Second, we apply our proprietary screen of 21 fundamental factors which have historically affected stock returns. These factors include the growth outlook over various time horizons, several relative value measures, company size, earnings revision and surprise, cash flow, financial, operating and foreign leverage, momentum measures, and a qualitative evaluation of the potential for positive change to occur at each company.

   Combining this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities which we believe is adequately diversified without overly diluting the potential impact of good investment ideas.

   Selling is also a major part of our discipline and, we believe, an often neglected part of the investment management process. We use specific criteria to determine when selling a security is in our shareholders' best interest.

Economic Review

   Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.

   Real Gross Domestic Product growth grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerating to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.

   Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.

   Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.

Market Overview

   It doesn't get much better than the performance of common stocks for the first half of 1997. When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of nearly 20%, the Dow Jones Industrial Average was up almost 19%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 index were up by 9.31%.

   All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.

   A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.

   As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down -- that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices.

Recent Developments

   During this semi-annual period, the Portfolio benefited from investments in Paxson Communications, Pennzoil, Travelers Group, Watson Pharmaceuticals, Cooper Cameron, Lone Star Industries, Stone Container, Ciba Specialty Chemicals, Owens-Illinois, Ingersoll-Rand, Xerox, Airborne Freight, Yellow, CNF Transportation, and Hong Kong Telecommunications. Results were penalized by investments in Fruit of the Loom, First Brands, Cabletron Systems, Amdahl, Aetna, and Chesapeake.

As the fiscal year ended, our primary investment themes included:
  * Depressed high growth securities
  * Asset restructuring potential
  * Neglected or misunderstood companies
  * New, unappreciated growth opportunities
  * Particularly undervalued situations

   It is an honor to have been named as Portfolio Manager of this Portfolio. All of the Dreyfus family will endeavor to serve you to the best of our abilities.
                                                     Sincerely,


                                                     Timothy M. Ghriskey
                                                     Portfolio Manager
July 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                               June 30, 1997 (Unaudited)

Common Stocks--99.0%                                                                      Shares           Value
--------------------------------------------------------------------------------       -----------    -------------


          Consumer Non-Durables--9.7%  Cott.....................................          30,500      $  324,063
                                       Dreyer's Grand Ice Cream.................          10,300         406,850
                                       First Brands.............................           9,900         227,081
                                       Fruit of The Loom, Cl. A..............(a)          17,500         542,500
                                       Kimberly-Clark...........................           6,700         333,325
                                       NIKE, Cl. B..............................          18,000       1,050,750
                                       Philip Morris ...........................           7,500         332,812
                                                                                                   -------------
                                                                                                       3,217,381
                                                                                                   -------------

              Consumer Services--3.2%  Paxson Communications, Cl.A...........(a)          81,900       1,044,225
                                                                                                   -------------

          Electronic Technology--6.1%  Amdahl................................(a)          23,100         202,125
                                       Cabletron Systems.....................(a)          11,300         319,931
                                       Intel....................................           2,300         326,169
                                       International Business Machines..........           3,600         324,675
                                       Read-Rite.............................(a)          28,500         594,938
                                       Storage Technology....................(a)           6,000         267,000
                                                                                                   -------------
                                                                                                       2,034,838
                                                                                                   -------------

                Energy Minerals--4.7%  Mobil....................................           6,400         447,200
                                       Pennzoil.................................           6,900         529,575
                                       Phillips Petroleum.......................           6,300         275,625
                                       Tosco....................................          10,500         314,344
                                                                                                   -------------
                                                                                                       1,566,744
                                                                                                   -------------

                       Finance--13.8%  Allstate.................................           5,800         423,400
                                       Banc One.................................          10,609         513,873
                                       Bankers Trust New York...................           4,700         408,900
                                       Chase Manhattan..........................           3,000         291,188
                                       Equitable................................          11,700         389,025
                                       Grupo Financiero Banamex Accival, Cl.B(a)         479,000       1,232,543
                                       Nationwide Financial Services, Cl. A.....           5,000         132,812
                                       Travelers Group..........................          18,500       1,166,656
                                                                                                   -------------
                                                                                                       4,558,397
                                                                                                   -------------

                Health Services--7.7%  Aetna....................................           3,700         378,787
                                       Allegiance...............................          10,100         275,225
                                       Sierra Health Services................(a)          14,200         443,750
                                       Sun Healthcare Group..................(a)          70,000       1,456,875
                                                                                                   -------------
                                                                                                       2,554,637
                                                                                                   -------------

              Health Technology--5.9%  Forest Laboratories...................(a)           8,000         334,000
                                       Genzyme-General Division..............(a)          15,800         438,450
                                       Watson Pharmaceuticals................(a)          27,800       1,174,550
                                                                                                   -------------
                                                                                                       1,947,000
                                                                                                   -------------



Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                   June 30, 1997 (Unaudited)

Common Stocks (continued)                                                                Shares           Value
--------------------------------------------------------------------------------       -----------   ------------

            Industrial Services--1.5%  Cooper Cameron........................(a)          10,400       $  486,200
                                                                                                    -------------

            Non-Energy Minerals--5.3%  Aluminum Company of America..............           4,100          309,038
                                       Georgia-Pacific..........................           5,000          426,875
                                       Lone Star Industries.....................          22,500        1,019,531
                                                                                                    -------------
                                                                                                        1,755,444
                                                                                                    -------------

            Process Industries--11.6%  Chesapeake...............................          30,000        1,012,500
                                       Ciba Specialty Chemicals ................           4,500          415,811
                                       Owens-Illinois........................(a)          12,100          375,100
                                       Premark International....................          12,600          337,050
                                       Stone Container..........................          95,000        1,359,687
                                       Temple-Inland............................           6,000          324,000
                                                                                                    -------------
                                                                                                        3,824,148
                                                                                                    -------------

        Producer Manufacturing--11.9%  Borg-Warner Automotive...................           7,000          378,438
                                       General Signal...........................           6,500          283,562
                                       Grupo Carso, Cl. A1......................          65,000          453,393
                                       Ingersoll-Rand...........................           7,000          432,250
                                       MagneTek..............................(a)          55,700          926,013
                                       Raychem..................................          14,100        1,048,687
                                       Xerox....................................           5,300          418,038
                                                                                                    -------------
                                                                                                        3,940,381
                                                                                                    -------------

                         Retail--2.9%  Dominick's Supermarkets..................          16,000          426,000
                                       Pier 1 Imports...........................          17,400          461,100
                                       Polo Ralph Lauren, Cl.A..................           3,000           82,125
                                                                                                    -------------
                                                                                                          969,225
                                                                                                    -------------

                 Transportation--7.7%  Airborne Freight.........................          10,000          418,750
                                       CNF Transportation.......................          10,500          338,625
                                       CSX......................................          17,700          982,350
                                       Hertz, Cl. A.............................           5,600          201,600
                                       Ryanair Holdings, A.D.R. ................           8,700          235,988
                                       Yellow................................(a)          16,000          358,000
                                                                                                    -------------
                                                                                                        2,535,313
                                                                                                    -------------

                      Utilities--7.0%  Coastal..................................           5,700          303,169
                                       El Paso Natural Gas......................           5,500          302,500
                                       Hong Kong Telecommunications, A.D.R. ....          17,200          402,050
                                       NorAm Energy.............................          27,300          416,325
                                       Tenaga Nasional .........................         183,000          891,904
                                                                                                    -------------
                                                                                                        2,315,948
                                                                                                    -------------
                                       TOTAL COMMON STOCKS
                                         (cost $29,586,634).....................                      $32,749,881
                                                                                                    =============


Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                    June 30, 1997 (Unaudited)

                                                                                      Principal
Short-Term Investments--2.4%                                                            Amount          Value
--------------------------------------------------------------------------------     -----------     -----------
                U.S. Treasury Bills:   5.16%, 7/24/97........................(b)     $   355,000     $  354,003
                                       5.24%, 8/14/97...........................          40,000          39,753
                                       4.88%, 8/21/97...........................          82,000          81,411
                                       4.90%, 9/4/97............................         101,000         100,074
                                       4.88%, 9/18/97...........................         212,000         209,638
                                                                                                    ------------
                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $784,842)........................                     $   784,879
                                                                                                    ============
TOTAL INVESTMENTS (cost $30,371,476)............................................         101.4%      $33,534,760
                                                                                         ======     ============

LIABILITIES, LESS CASH AND RECEIVABLES..........................................          (1.4%)     $  (460,525)
                                                                                         ======     ============

NET ASSETS......................................................................         100.0%      $33,074,235
                                                                                         ======     ============


Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Non-income producing.
(b) Partially held by broker as collateral for open short positions.



Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Statement of Securities Sold Short                                                    June 30, 1997 (Unaudited)

Common Stocks                                                                          Shares           Value
--------------------------------------------------------------------------------    -----------      -----------
Banc One
  (proceeds $434,942)...........................................................       10,100        $  489,219
                                                                                                     ===========


                       See notes to financial statements.


Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                         June 30, 1997 (Unaudited)

                                                                                        Cost            Value
                                                                                    -------------   ------------
ASSETS:                       Investments in securities--See Statement of
                                Investments....................................      $30,371,476     $33,534,760
                              Cash.............................................                          250,967
                              Receivable from brokers for proceeds on
                                securities sold short..........................                          434,942
                              Dividends and interest receivable................                           35,414
                              Net unrealized appreciation on forward
                                currency exchange contracts--Note 5(a)..........                           5,055
                              Prepaid expenses.................................                              185
                                                                                                     -----------
                                                                                                      34,261,323
                                                                                                     -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                           19,478
                              Securities sold short, at value
                                (proceeds $434,942)--see statement..............                         489,219
                              Payable for shares of Beneficial Interest redeemed                         373,912
                              Payable for investment securities purchased......                          279,414
                              Accrued expenses.................................                           25,065
                                                                                                     -----------
                                                                                                       1,187,088
                                                                                                     -----------

NET ASSETS.....................................................................                      $33,074,235
                                                                                                     ===========

REPRESENTED BY:               Paid-in capital..................................                      $31,873,420
                              Accumulated distributions in excess of investment
                                income--net.....................................                         (58,896)
                              Accumulated net realized gain (loss) on
                                investments, foreign currency transactions and
                                forward currency exchange contracts.............                      (1,854,341)
                              Accumulated net unrealized appreciation
                                (depreciation) on investments, foreign currency
                                transactions and forward currency
                                exchange contracts.............................                        3,114,052
                                                                                                     -----------

NET ASSETS.....................................................................                      $33,074,235
                                                                                                     ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                        2,590,745


NET ASSET VALUE, offering and redemption price per share.......................                           $12.77
                                                                                                          ======

                       See notes to financial statements.


Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Statement of Operations                                            Six Months Ended June 30, 1997 (Unaudited)


INVESTMENT INCOME




INCOME:                       Cash dividends (net of $3,043 foreign taxes
                                withheld at source)............................           $   140,444
                              Interest.........................................                57,514
                                                                                          -----------
                                   Total Income................................                             $   197,958


EXPENSES:                     Investment advisory fee--Note 4(a)................               85,241
                              Auditing fees....................................                18,782
                              Legal fees.......................................                18,515
                              Prospectus and shareholders' reports.............                10,510
                              Dividends on securities sold short...............                 7,676
                              Custodian fees...................................                 4,846
                              Registration fees................................                 2,178
                              Trustees' fees and expenses--Note 4(b)...........                   423
                              Shareholder servicing costs.....................                    255
                              Miscellaneous....................................                   431
                                                                                           -----------
                                   Total Expenses..............................                                 148,857
                                                                                                          -------------

INVESTMENT INCOME--NET..........................................................                                 49,101
                                                                                                          -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments and
                                foreign currency transactions..................           $1,634,265
                              Net realized gain (loss) on forward currency
                                exchange contracts
                                   Short transactions..........................               (3,208)
                                                                                         -----------
                                   Net Realized Gain (Loss)....................                              1,631,057
                              Net unrealized appreciation (depreciation) on
                                investments, foreign currency transactions and
                                forward currency exchange contracts.............                             3,106,918
                                                                                                         -------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                              4,737,975
                                                                                                         -------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                             $4,787,076
                                                                                                         =============





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                Six Months Ended
                                                                                  June 30, 1997        Year Ended
                                                                                   (Unaudited)      December 31, 1996
                                                                                ----------------    -----------------
OPERATIONS:
  Investment income--net................................................           $    49,101        $ 1,016,129
  Net realized gain (loss) on investments...............................             1,631,057         (2,021,735)
  Net unrealized appreciation (depreciation) on investments.............             3,106,918            291,402
                                                                                   -----------        -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations...             4,787,076           (714,204)
                                                                                   -----------        -----------

DIVIDENDS TO SHAREHOLDERS:
  From investment income--net...........................................                --             (1,062,506)
  In excess of investment income--net...................................                --               (107,997)
  From paid-in capital..................................................                --               (114,865)
                                                                                   -----------        -----------
      Total Dividends...................................................                --             (1,285,368)
                                                                                   -----------        -----------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.........................................            10,582,130          5,860,638
  Dividends reinvested..................................................               --               1,285,368
  Cost of shares redeemed...............................................            (3,395,650)        (9,317,556)
                                                                                   -----------        -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions        7,186,480         (2,171,550)
                                                                                   -----------        -----------
        Total Increase (Decrease) in Net Assets.........................            11,973,556         (4,171,122)

NET ASSETS:
  Beginning of Period...................................................            21,100,679         25,271,801
                                                                                   -----------        -----------
  End of Period.........................................................           $33,074,235        $21,100,679
                                                                                   ===========        ===========
(Distributions in excess of investment income--net).....................           $   (58,896)       $  (107,997)
                                                                                   -----------        -----------


                                                                                     Shares            Shares
                                                                                  -----------      --------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................               895,802             480,990
  Shares issued for dividends reinvested...............................                --                 120,516
  Shares redeemed......................................................              (296,076)           (769,628)
                                                                                   ----------      --------------
      Net Increase (Decrease) in Shares Outstanding....................               599,726            (168,122)
                                                                                   ==========      ==============



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                         Six Months Ended                    Year Ended December 31,
                                          June 30, 1997      ------------------------------------------------------
PER SHARE DATA:                            (Unaudited)        1996        1995       1994        1993        1992
                                           -----------       ------      ------     ------     -------     -------
   Net asset value, beginning of period         $10.60        $11.70      $12.37     $12.92      $10.14      $10.76
                                                -------       ------      ------     ------     -------     -------
   Investment Operations:
   Investment income--net...............           .03           .63         .51        .35         .20         .22
   Net realized and unrealized gain (loss)
     on investments....................           2.14         (1.05)       (.54)      (.56)       2.71        (.11)
                                                -------       ------      ------     ------     -------     -------
   Total from Investment Operations....           2.17          (.42)       (.03)      (.21)       2.91         .11
                                                -------       ------      ------     ------     -------     -------
   Distributions:
   Dividends from investment income--net           --           (.56)       (.64)      (.32)       (.13)       (.31)
   Dividends in excess of investment
       income--net......................           --           (.06)        --        (.02)        --          --
   Dividends from net realized gain
     on investments....................            --            --          --         --          --         (.42)
   Paid-in capital.....................            --           (.06)        --         --          --          --
                                               -------        ------      ------     ------     -------     -------
   Total Distributions.................           --            (.68)       (.64)      (.34)       (.13)       (.73)
                                               -------        ------      ------     ------     -------     -------
   Net asset value, end of period......         $12.77        $10.60      $11.70     $12.37      $12.92      $10.14
                                               =======        ======      ======     ======     =======     =======
TOTAL INVESTMENT RETURN................          20.47%(1)     (3.62%)      (.26%)    (1.56%)     28.59%       1.07%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average  net assets        .60%(1)       .93%        .94%       .25%        .27%        .97%
   Ratio of net investment income
     to average net assets.............            .20%(1)      4.12%       3.56%      3.54%       1.87%       1.88%
   Decrease reflected in above expense ratios
     due to undertakings by The Dreyfus
     Corporation and Comstock Partners, Inc.     --          --            --         .88%       2.25%       1.70%
   Portfolio Turnover Rate.............          94.68%(1)    124.19%      53.88%     25.96%      99.08%     118.78%
   Average commission rate paid(2).....        $ .0472       $ .0250         --         --           --         --
   Net Assets, end of period (000's Omitted)   $33,074       $21,101     $25,272    $30,510      $7,957      $1,865

----------------
(1)Not annualized.
(2)For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

     Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Managed Assets Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

     The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

     The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

     An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

     In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

     The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


     The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

     The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


NOTE 2--Significant Accounting Policies:

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


     (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     The Series has an unused capital loss carryover of approximately $2,511,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. The carryover does not include net realized securities losses from November 1, 1996 through December 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $5,500 of the carryover expires in fiscal 2001, $364,100 expires in fiscal 2002, $1,407,400 expires in fiscal 2003 and $734,000 expires in fiscal 2004.

NOTE 3--Bank Line of Credit:

     In accordance with an agreement with a bank, the Series may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. For the period ended June 30, 1997, the Series did not borrow under the line of credit.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to an amended Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

     The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

     (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

     (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts during the period ended June 30, 1997:

                                                                              Purchases         Sales
                                                                              ----------      ----------
Long transactions.......................................................     $46,907,459     $20,194,438
Short sale transactions.................................................          --             434,942
                                                                             -----------     -----------
    Total...............................................................     $46,907,459     $20,629,380
                                                                             ===========     ===========

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and /or liquid securities sufficient to cover its short position. Securities sold short at June 30, 1997, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

     The following summarizes open forward currency exchange contracts at June 30, 1997:



                                           Foreign
                                           Currency                                               Unrealized
Forward Currency Exchange Contracts         Amount           Proceeds             Value          Appreciation
-----------------------------------        --------          --------           --------         -------------

Sales:
------

  Swiss Francs, expiring 9/19/97........    607,240          $425,000           $419,945             $5,055
                                                                                                     ======

     The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

     (b) At June 30, 1997, accumulated net unrealized appreciation on investments, forward currency exchange contracts and securities sold short was $3,114,062, consisting of $4,015,005 gross unrealized appreciation and $900,943 gross unrealized depreciation.

     At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund,
Managed Assets Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      118SA976